UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant To Section 13 Or 15 (d) of the
Securities Exchange Act Of 1934
Date of Report (Date of Earliest Event Reported): March 6, 2007
Agassiz Energy, LLC
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-1358178 (Commission File Number)	80-0130330 (IRS Employer Identification No.)

510 County Road 71,
Valley Technology Park
Crookston, Minnesota,		56716
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(218) 281-8442
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     On March 6, 2007, Agassiz Energy, LLC issued Promissory Notes in the aggregate amount of $970,000 to eleven current members of the Company, including eight governors. The funds are being used to fund a Certificate of Deposit used as collateral for a line of credit with American Federal Bank of Crookston, Minnesota. Funds are being used for general operating purposes.
Item 3.02 Unregistered Sales of Equity Securities
     On March 6, 2007, Agassiz Energy, LLC issued warrants to purchase 1,420,000 membership units to eleven members, including eight of its governors, in connection with the guarantee of a $970,000 line of credit with American Federal Bank
     All of the warrants issued in connection with the discussion above were issued in reliance on exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D, promulgated thereunder.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGASSIZ ENERGY, LLC (Registrant)
Date: March 15, 2007	By:	/s/ Donald Sargeant
		Name:	Donald A. Sargeant
		Title:	President